Fourth Quarter 2012 Financial Results Supplement February 28, 2013 Exhibit 99.3

Table of contents
Business Results Credit Supplement
3 - Quarterly Net Income and Comprehensive Income 20 - National Home Prices
4 - Full-Year Net Income and Comprehensive Income (Loss) 21 - State-by-State Home Prices:  June 2006 to December 2012
5 - Comprehensive Income (Loss) 22 - State-by-State Home Prices:  December 2011 to December 2012
6 - Treasury Draw Requests and Dividend Payments 23 - Mortgage Market and Freddie Mac Serious Delinquency Rates
7 - Total Equity (Deficit) and Senior Preferred Stock Activity 24 -
8 - Total Other Comprehensive Income (Loss) 25 -
9 - Loan Loss Reserves 26 -
10 - Real Estate Owned 27 -
11 - 28 -
12 - 29 -
13 - 30 - Multifamily Portfolio Composition
14 - 31 - Multifamily New Business Volume by State
15 - 32 - Multifamily Mortgage Portfolio UPB Concentration by State
16 - 33 - Multifamily Mortgage Portfolio by Attribute
17 - 34 - Multifamily Mortgage Portfolio by Attribute, Continued
18 - Purchase Agreement Portfolio Limits 35 - Multifamily Market and Freddie Mac Delinquency Rates
Loan Purpose of Single-Family Credit Guarantee Portfolio
Purchases
Credit Quality of Single-Family Credit Guarantee Portfolio Purchases
Single-Family Credit Guarantee Portfolio Characteristics
Single-Family 4Q 2012 Credit Losses and REO by Region and State
Single-Family Credit Profile by Book Year and Product Feature Market Liquidity Provided
Single-Family Cumulative Foreclosure Transfer and Short Sale
Rates by Book Year
Single-Family Refinance Activity
Single-Family Loan Workouts
Repurchase Requests
Performance of Single-Family Modified Loans
Single-Family Loan Modifications
Administrative Expenses and Efficiency

Quarterly net income and comprehensive income
Line
2:
(Provision) benefit for credit losses shifted from
provision expense for 3Q12 to a benefit for 4Q12.  The
improvement is driven by a decrease in the volume of
newly delinquent single-family loans and the positive
impact of increased national home prices.
Line 5:
Net impairment of available-for-sale (AFS)
securities increased in 4Q12 mainly due to the
implementation of a third-party model to project cash flow
estimates on Freddie Mac’s single-family non-agency
mortgage-related securities, partially offset by
improvements in forecasted home prices over the
expected life of the company’s AFS securities.
Line 13: Income tax benefit increased in 4Q12 primarily
due to the release of tax reserves as a result of the
favorable resolution of tax matters with the Internal
Revenue Service (IRS).
Line 15: Total other comprehensive income decreased in
4Q12.  The decrease mostly reflects that 3Q12 results
benefited from significant spread tightening on non-agency
AFS securities whereas non-agency spreads were
relatively flat in 4Q12.
($ Millions) 4Q 2012
vs
4Q 2011 3Q 2012 4Q 2012 3Q 2012
1 Net interest income
$4,683 $4,269 $4,456 $187
2 (Provision) benefit for credit losses
(2,578) (610) 700 1,310
3 Net interest income after provision for credit
losses
2,105 3,659 5,156 1,497
Non-interest income (loss)
4 Derivative gains (losses) (766) (488) (22) 466
5 Net impairment of available-for-sale securities
recognized in earnings
(595) (267) (1,239) (972)
6 Other non-interest income
390 195 5 (190)
7 Non-interest income (loss) (971) (560) (1,256) (696)
Non-interest expense
8 Total administrative expenses (380) (401) (422) (21)
9 Real estate owned operations income (expense) (80) 49 33 (16)
10 Other expenses
(93) (121) (199) (78)
11 Non-interest expense (553) (473) (588) (115)
12 Income before income tax benefit 581 2,626 3,312 686
13 Income tax benefit
38 302 1,145 843
14 Net income 619 2,928 4,457 1,529
15 Total other comprehensive income,
net of taxes
887 2,702 1,271 (1,431)
16 Comprehensive income $1,506 $5,630 $5,728 $98

Full-year net income and comprehensive income (loss)
Line 2: Provision for credit losses improved in 2012
driven by a decrease in the volume of newly delinquent
single-family loans and the positive impact of increased
national home prices.
Line 4:
Derivative losses decreased in 2012 primarily due
to improvement in the fair value of the company’s net pay-
fixed swap portfolio as interest rates declined less in 2012 as compared to 2011.
Line 13: Income tax benefit increased in 2012 primarily
due to the release of tax reserves as a result of the
favorable resolution of tax matters with the Internal
Revenue Service (IRS).
Line 15: Total other comprehensive income increased in
2012 primarily driven by the favorable impact of spread
changes on certain of the company’s non-agency AFS
securities in 2012, partially offset by lower benefit from
interest rates as rates declined less in 2012 as compared
to 2011.
($ Millions) 2012
vs
2011 2012 2011
1 Net interest income
$18,397 $17,611 ($786)
2 Provision for credit losses
(10,702) (1,890) 8,812
3 Net interest income after provision for credit
losses
7,695 15,721 8,026
Non-interest income (loss)
4 Derivative gains (losses) (9,752) (2,448) 7,304
5 Net impairment of available-for-sale securities
recognized in earnings
(2,301) (2,168) 133
6 Other non-interest income
1,175 533 (642)
7 Non-interest income (loss) (10,878) (4,083) 6,795
Non-interest expense
8 Total administrative expenses (1,506) (1,561) (55)
9 Real estate owned operations expense (585) (59) 526
10 Other expenses
(392) (573) (181)
11 Non-interest expense (2,483) (2,193) 290
12 Income (loss) before income tax benefit (5,666) 9,445 15,111
13 Income tax benefit
400 1,537 1,137
14 Net income (loss) (5,266) 10,982 16,248
15 Total other comprehensive income,
net of taxes
4,036 5,057 1,021
16 Comprehensive income (loss) ($1,230) $16,039 $17,269

Comprehensive income (loss)
1
Consists of the after-tax changes in: (a) the unrealized gains and losses on available-for-sale securities; (b) the effective portion of derivatives previously accounted for as cash flow hedges; and (c) defined benefit plans.
A
B
C = A + B
Net income (loss)
Comprehensive income (loss)
Total other comprehensive income (loss), net of taxes
1

Dividend Payment to Treasury
Draw Request from Treasury

Treasury draw requests and dividend payments
1
Excludes the initial liquidation preference of Freddie Mac’s senior preferred stock of $1.0 billion.
2
Quarterly amounts represent the draw requested based on Freddie Mac’s net worth deficit for the quarters presented. Annual amounts represent the total draws requested based on Freddie Mac’s quarterly net deficits for the periods presented.  Draw requests are funded in the subsequent quarter (e.g., $19 million draw request for 1Q 2012 was funded in 2Q
2012).
3
Represents quarterly cash dividends paid by Freddie Mac to Treasury during the periods presented. Through December 31, 2012, Treasury was entitled to receive cumulative quarterly cash dividends at the annual rate of 10% per year on the liquidation preference of the senior preferred stock. However, the fixed dividend rate was replaced with a net worth sweep dividend payment beginning in the first quarter of 2013.  See the company’s Annual Report on Form 10-K for the year ended December 31, 2012 for more information.
$ Billions
3 2
($ Billions)
Cumulative
Total
Treasury Draw Requests
$71.3
Dividend Payments $23.8
1

Total equity (deficit) and Senior Preferred Stock activity
Senior Preferred Stock Funding Available to Freddie Mac as of January 1, 2013:
» The amount of available funding remaining under the Purchase Agreement after 2012 is $140.5 billion.  This amount will be reduced by any future draws. This reflects the remaining funding available as of December 31, 2009 of $149.3 billion less the company’s net worth at December 31, 2012 of $8.8 billion.  The provisions of the Purchase Agreement whereby Treasury’s funding commitment would increase as necessary to accommodate any cumulative reduction in our net worth during 2010, 2011, and 2012 no longer apply.
1
Includes the initial liquidation preference of Freddie Mac’s senior preferred stock of $1.0 billion.
($ Millions)
4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
1 Beginning balance - Total equity (deficit) / GAAP net worth ($5,991) ($146) ($18) $1,086 $4,907
2 Capital draw funded by Treasury 5,992 146 19 0 0
3 Net income 619 577 3,020 2,928 4,457
4 Total other comprehensive income (loss), net of taxes 887 1,212 (128) 2,702 1,271
5 Comprehensive income
1,506 1,789 2,892 5,630 5,728
6 Dividends paid to Treasury (1,655) (1,807) (1,809) (1,809) (1,808)
7 Other 2 0 2 0 0
8
Ending balance -
Total equity (deficit) / GAAP net worth
($146) ($18) $1,086 $4,907 $8,827
9 Requested capital draw $146 $19 $0 $0 $0
10
Aggregate liquidation preference of the senior preferred stock
(including the current quarter's requested capital draw)
1
$72,317 $72,336 $72,336 $72,336 $72,336

Total other comprehensive income (loss)
1
1
Total other comprehensive income (loss) represents the change in Total AOCI, net of taxes, on the company’s consolidated balance sheets.
($ Millions) 12/31/2012 12/31/2012
vs vs
12/31/2011 9/30/2012 12/31/2012 9/30/2012 12/31/2011
Accumulated other comprehensive income (loss)
(AOCI), net of taxes, related to:
1 Total agency available-for-sale securities $5,011 $4,212 $3,688 ($524) ($1,323)
2 Total non-agency available-for-sale securities (11,224) (6,917) (5,132) 1,785 6,092
3 Available-for-sale securities (6,213) (2,705) (1,444) 1,261 4,769
4 Cash flow hedge relationships (1,730) (1,410) (1,316) 94 414
5 Defined benefit plans (52) (94) (178) (84) (126)
6 Total AOCI, net of taxes ($7,995) ($4,209) ($2,938) $1,271 $5,057

Loan loss reserves
1
1
1
Includes amounts related to certain loans purchased under financial guarantees and reflected within other expenses on the company’s consolidated statements of comprehensive income.
2
Consists of the allowance for loan losses and the reserve for guarantee losses.
3
Total mortgage portfolio, excluding non-Freddie Mac securities.
2
$2.9
$3.0
$3.1
$3.2
$3.2
$3.3
$2.9
$3.0
$2.5
$3.1
$2.0
$2.5
$3.6
$2.6
$1.8
$0.2
$0.6
($0.7)
$39.9
$39.3 $39.1
$39.7
$39.5
$38.3
$35.8
$33.8
$30.9
$5.0
$15.0
$25.0
$35.0
$45.0
($2.0)
($1.0)
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
Period End Balances
$ Billions $ Billions
Net Charge-offs Provision (Benefit) Loan Loss Reserves
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
2.03% 2.02% 2.01% 2.06% 2.08% 2.03% 1.94% 1.86% 1.71%
Reserve as % of Total Mortgage Portfolio
3

Real estate owned
1
Property Inventory
2012 Activity
Geographic Distribution
2
Based on Property Inventory
Historical Trend
Ending Property Inventory
1
Includes single-family and multifamily REO.  Multifamily ending property inventory was 20 properties as of December 31, 2011 and 6 properties as of December 31, 2012.
2
Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS,
NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).
((Number of Properties)
In 2012, REO dispositions continued to exceed the volume of REO acquisitions.  We believe our single-family REO acquisition volume in 2012 and 2011 was less than it otherwise would have been due in part to the length of the single-family foreclosure timeline, particularly in states where judicial foreclosures (those conducted under the supervision of the court) are required.
During 2012, our REO property inventory declined most in the West region primarily due to increased disposition activity and strengthening home prices in California.
The North Central region comprised 42 percent of our REO property inventory at
December 31, 2012.  We continue to have a significant number of properties in our
REO inventory that we are unable to list because they are occupied or in states with a redemption period, particularly in Michigan, Minnesota and Illinois.  States with redemption periods require a period of time after foreclosure during which the borrower may reclaim the property.
60,555
49,077
82,818
(94,296)
12/31/11
Inventory
Acquisitions Dispositions 12/31/12
Inventory
5k
13k
21k
7k
13k
5k
11k
21k
5k
6k
-
5,000
10,000
15,000
20,000
25,000
Northeast Southeast North Central Southwest West
Number of
Properties
12/31/2011 12/31/2012
72k
65k
61k 60k
61k 59k
53k
51k
49k
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
4Q
2010
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
Number of
Properties

Market liquidity provided
Number of Families Freddie Mac
Helped to Own or Rent a Home
1
In Thousands
Purchase and Issuance Volume
2
(Single-Family and Multifamily)
$ Billions
1
For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower.
2
Includes, on a settlement date basis, purchases of mortgages, issuance of other guarantee commitments, and purchases of non-Freddie Mac mortgage-related securities.
Number of Families Freddie Mac Helped to Own or Rent a Home 1
(In Thousands)
Refinance borrowers (includes HARP)
Purchase borrowers
Multifamily rental units
Freddie Mac Purchase and Issuance Volume
2
Cumulative Totals
Since 2009
8,871
$1.8 Trillion
6,120
1,517
1,234

Relief Refinance – LTV > 100% to 125% (HARP)

Single-family refinance activity
1
Number of Borrowers
2, 3
In Thousands
$ Volume
3
In Billions
Non-Relief Refinance
Relief Refinance – LTV 80% Relief Refinance – LTV > 80% to 100% (HARP)
$380
$306
$250
1,764
1,480
1,193
426
$91
4
4
356
$72
$351
$81
1,683
392
(In Thousands)
Number of Borrowers Freddie Mac Helped to Refinance²
     Relief Refinance (Includes HARP)
     Non-Relief Refinance
Freddie Mac Single-Family Refinance Volume
Cumulative Totals Since
2009
6,120
1,842
$1.3 Trillion
4,278
Relief Refinance – LTV > 125% (HARP)
4
510
$106
1
Consists of all single-family refinance mortgage loans that we either purchased or guaranteed during the period, including those associated with other guarantee commitments and Other Guarantee Transactions. Prior period amounts have been revised to conform to current period presentation.
2
Some loans have multiple borrowers, but the company has counted them as one borrower for this purpose. For the periods presented, a borrower may be counted more than once if the company purchased more than one refinance loan relating to the same borrower.
3
The sum of the quarters may not equal the 2012 totals due to rounding.
4
The relief refinance mortgage initiative is Freddie Mac’s implementation of the Home Affordable Refinance Program (HARP).  Under the program, the company allows eligible borrowers who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place.
HARP is targeted at borrowers with current LTV ratios above 80%; however, Freddie Mac’s program also allows borrowers with LTV ratios at or below 80% to participate.
4

Repayment plans

Loan modifications
Forbearance agreements Short sales and deed-in-lieu of foreclosure transactions
Single-family loan workouts
Home Retention Actions
1
Foreclosure Alternatives
1
44
40
41
1
These categories are not mutually exclusive and a borrower in one category may also be included within another category in the same period.  For the periods presented, borrowers helped through home retention actions in each period may subsequently lose their home through foreclosure or a short sale or deed-in-lieu transaction.
45
43
4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
Number of Loans
(000)
0
30
60
0
50
100
150
200
250
300
2009 2010 2011 2012
Number of Loans
(000)
133
275
208
169
Number of Families Avoiding Foreclosure
1
(In Thousands)
Families Retaining Homes
Cumulative Totals Since
2009
785
8 out of every 10

No change in terms
Term extension
Reduction of contractual interest rate, and in certain cases, term extension
Rate reduction, term extension and principal forbearance
14
Single-family loan modifications
1
Includes completed loan modifications under HAMP and under the company’s other modification programs. Excludes those loan modification activities for which the borrower has started the required process, but the modification has not been made permanent or effective, such as loans in a modification trial period.
2
Principal forbearance is a change to a loan’s terms to designate a portion of the principal as non-interest bearing and non-amortizing.
Single-family Loan Modifications
(HAMP and non-HAMP)
1
19
2
65
170
109
14
15
21
70
20

Quarterly Percentages of Modified Single-Family Loans
(HAMP and non-HAMP)
Performance of single-family modified loans
Of the loans modified in 4Q 2010, 63% were current and performing 24 to 26 months post modification.
Of the loans modified in 3Q 2012, 84% were current and performing 3 to 5 months post modification.
1
Represents the percentage of loans that are current and performing (no payment is 30 days or more past due) or have been paid in full.  Excludes loans in modification trial periods.
2
Loan modifications are recognized as completed in the quarterly period in which the servicer has reported the modification as effective and the agreement has been accepted by the company. For loans that have been remodified (e.g., where a borrower has received a new modification after defaulting on the prior modification) the rates reflect the status of each modification separately. For example, in the case of a remodified loan where the borrower is performing, the previous modification would be presented as being in default in the applicable period.
1
Time Since Modification 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012
3 to 5 months 82% 83% 83% 81% 86% 85% 87% 84%
6 to 8 months 76% 77% 77% 79% 80% 80% 83% N/A
9 to 11 months 72% 73% 76% 75% 75% 77% N/A N/A
12 to 14 months 68% 73% 73% 71% 73% N/A N/A N/A
15 to 17 months 69% 70% 69% 69% N/A N/A N/A N/A
18 to 20 months 67% 67% 68% N/A N/A N/A N/A N/A
21 to 23 months 64% 66% N/A N/A N/A N/A N/A N/A
24 to 26 months 63% N/A N/A N/A N/A N/A N/A N/A
% Current and Performing
Quarter of Loan Modification Completion
2

The UPB of outstanding repurchase requests issued to our single-family seller/servicers based on breaches of representations and warranties increased from $2.7 billion as of
December 31, 2011 to $3.0 billion as of December 31, 2012.
1
The amount the company expects to collect on outstanding requests is significantly less than the unpaid principal balance (UPB) of the loans subject to repurchase requests primarily because many of these requests are likely to be satisfied by reimbursement of the company’s realized credit losses by seller/servicers, or rescinded in the course of the contractual appeals process.  Based on historical loss experience and the fact that many of these loans are covered by credit enhancements (e.g., mortgage insurance), Freddie Mac expects the actual credit losses experienced by the company should it fail to collect on these repurchase requests to also be less than the UPB of the loans.
2
Approximately $1.2 billion of the total amount of repurchase requests outstanding at December 31, 2012 were issued due to mortgage insurance rescission or mortgage insurance claim denial.
3
Repurchase requests outstanding more than four months include repurchase requests for which appeals were pending.
4
Requests collected are based on the UPB of the loans associated with the repurchase request, which in many cases is more than the amount of payments received for reimbursement of losses for requests associated with foreclosed mortgage loans, negotiated settlements and other alternative remedies.
5
During 2012, repurchase requests related to $5.4 billion of UPB of loans were cancelled, primarily as a result of the servicer providing missing documentation or a successful appeal of the request.  In addition, requests cancelled includes $30 million of other items that affect the UPB of the loan while the repurchase request is outstanding, such as a change in UPB due to payments made on the loan, as well as requests deemed uncollectible due to the insolvency or other failure of the counterparty.
Repurchase requests
Trend in Repurchase Requests Outstanding 2012 Repurchase Request Activity
$ Billions
1
Outstanding repurchase requests
Requests outstanding more than 4 months
3

Administrative expenses and efficiency
1
1
Administrative expenses, expressed as a percentage of the average total mortgage portfolio.  Basis points for the quarters are calculated on an annualized basis.
Administrative expenses increased during 2012 as a result of initiatives we are pursuing under the Conservatorship Scorecard and other-FHFA mandated strategic initiatives.

$653
$618
$581
$568
$558
$729 $729 $729 $729
$650
$553
12/31/2011 3/31/2012 6/30/2012 9/30/2012 12/31/2012 12/31/2013
Mortgage-related investments portfolio ending balance
Mortgage-related investments portfolio limit
18
Purchase Agreement portfolio limits
Indebtedness
1, 3
($ Billions)
Mortgage Assets
1, 2
($ Billions)
Indebtedness limit
Total debt outstanding
4
4
4
$674
$629
$590
$570
$552
$972
$874.8 $874.8 $874.8 $874.8
$780
12/31/2011 3/31/2012 6/30/2012 9/30/2012 12/31/2012 1/1/2013
The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur.  Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs).  See the company’s Annual Report on Form 10-K for the year ended December 31, 2012 for more information.
Represents the unpaid principal balance (UPB) of the company’s mortgage-related investments portfolio.  The company discloses its mortgage assets on this basis monthly in its Monthly
Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC).
Represents the par value of the company’s unsecured short-term and long-term debt securities issued to third parties to fund its business activities.  The company discloses its indebtedness on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the SEC.
Limit under the Purchase Agreement, as amended on August 17, 2012.
1
2
3
4

19 Credit Supplement

National home prices have experienced a cumulative decline of 22% since June 20061

Percent (%)

6 4 2 0 (2) (4) (6) (8)

5.2

4.6 4.8

2.6 2.5 .2 2.2 2.2

2.0

1.4 1.5

1.1

0.7 0.8 1.0

0.7 0.6 0.6

0.4

(0.0) (0.1)

(0.3)

(0.9) (1.2)

(1.5) (1.8) (1.7)

(2.1) (2.3)

(2.5)

(2.9) (3.1)(3.0)

(3.1)

(4.3)

(6.2)

1Q 1Q 1Q 1Q 1Q 1Q 1Q 1Q 1Q 4Q

2004 2005 2006 2007 2008 2009 2010 2011 2012 2012

1 National home prices use the Freddie Mac House Price Index for the U.S., which is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions than Freddie Mac’s. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series; quarterly growth rates are calculated as a 3-month change based on the final month of each quarter. Seasonal factors typically result in stronger house-price appreciation during the second and third quarters. Historical quarterly growth rates change as new data becomes available. Values for the most recent periods typically see the largest changes. Cumulative decline of 22% calculated as the percent change from June 2006 to December 2012.

Source: Freddie Mac.

Home Price Performance By State
June 2006 to December 2012
1
-11%
3%
0%
-12 to -1%
-23%
-22 to -13%
-7%
-37%
-38%
-3%
CT -22%
DC 10%
-18%
-41%
-29%
-17%
-2%
-23%
-29%
-11%
-4%
-4%
-1%
-18%
-27%
-15%
-29%
-22%
-15%
-12%
-4%
-13%
29%
-2%
-26%
-14%
-53%
-14%
-19%
3%
-24%
-11%
RI -30%
-14%
7%
-6%
7%
-10%
-18%
-7%
-22%
-20%
-4%
2%
-23%
WA
OR
CA
NV
ID
MT
WY
UT
AZ
NM
TX
LA
OK
KS
NE
SD
ND
MN
IA
MO
AR
MS
AL
GA
FL
TN
KY
IL
WI
MI
OH
PA
AK
HI
SC
NC
VA
NY
VT
NJ
ME
NH
MA
MD
DE
CO
WV
IN
United States -22%
1
The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio.  Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series.
Source: Freddie Mac

Home Price Performance By State
December 2011 to December 2012
1
1
The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series.
Source: Freddie Mac
22
5%
6%
9%
3 to 8%
-1%
0 to 2%
1%
26%
13%
12%
CT 0%
DC 8%
4%
14%
9%
6%
3%
14%
1%
0%
4% 3%
5%
4%
-1%
16%
11%
6%
-1%
9%
-1%
11%
6%
-2%
3%
21%
0%
2%
3%
8%
1%
RI 1%
1%
6%
7%
6%
11%
6%
9%
-1%
2%
3%
2%
WA
OR
CA
NV
ID
AZ
MT
AK
HI
UT
NM
TX
OK
CO
WY
ND
SD
NE
KS
LA
AR
MO
IA
MN
WI
IL
MS
TN
KY
IN
OH
MI
AL
GA
FL
SC
NC
VA
WV
PA
ME
VT
MA
NH
MD
DE
NJ
United States 6%
0%
NY
2%

1
Source: National Delinquency Survey from the Mortgage Bankers Association.  Categories represent first lien single-family loans.
2
See “MD&A – RISK MANAGEMENT – Credit Risk – Mortgage Credit Risk – Single-Family Mortgage Credit Risk – Credit Performance – Delinquencies” in Freddie Mac’s Form 10-K
for the year ended December 31, 2012, for information about the company’s reported delinquency rates.
1 1 1
Single-family Serious Delinquency Rates
Mortgage market and Freddie Mac serious delinquency
rates
2
0
4
8
12
16
20
24
28
32
Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12
Total Mortgage Market Prime Subprime Freddie Mac
21.70%
6.78%
4.34%
3.25%

Loan purpose of single-family credit guarantee
portfolio purchases
1
The relief refinance mortgage initiative is Freddie Mac’s implementation of the Home Affordable Refinance Program (HARP).  Under the program, the company allows eligible borrowers who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place.  HARP is targeted at borrowers with current LTV ratios above 80%; however, Freddie Mac’s relief refinance initiative also allows borrowers with LTV ratios at or below 80% to participate.
2
Relief refinance mortgages with LTV ratios above 80% represented approximately 20% of our total single-family credit guarantee portfolio purchases in 2012, based on unpaid principal balance.
1, 2
0
10
20
30
40
50
60
70
80
90
100
2005 2006 2007 2008 2009 2010 2011 2012
Percent
(%)
Purchase Non-Relief Refinance Relief Refinance (includes HARP)
82%

Credit quality of single-family credit guarantee portfolio
purchases
2009 2010 2011 2012
Weighted Average Original LTV Ratio
1
Relief refinance (includes HARP) 80% 77% 77% 97%
All other 66% 67% 67% 68%
Total purchases 67% 70% 70% 76%
Weighted Average Credit Score
2
Relief refinance (includes HARP) 738 747 744 740
All other 757 758 759 762
Total purchases 756 755 755 756
2009 2010 2011 2012
Purchase of Relief Refinance Mortgages > 80% LTV (HARP loans)
3
$ Billions $19.6 $47.9 $39.7 $86.9
% of single-family credit guarantee portfolio purchases 4% 12% 12% 20%
1
Original LTV ratios are calculated as the amount of the mortgage Freddie Mac guarantees including the credit-enhanced portion, divided by the lesser of the appraised value of the property at the time of mortgage origination or the mortgage borrower’s purchase price.  Second liens not owned or guaranteed by Freddie Mac are excluded from the LTV ratio calculation because we generally do not receive data about them. The existence of a second lien mortgage reduces the borrower’s equity in the home and, therefore, can increase the risk of default.
2
Credit score data are based on FICO scores at the time of origination and may not be indicative of the borrowers’ creditworthiness at December 31, 2012.  FICO scores can range between approximately 300 to 850 points.
3
HARP is the portion of the company’s relief refinance initiative targeted at borrowers with current LTV ratios above 80%. HARP was expanded in October 2011 to allow eligible borrowers who have mortgages with current LTV ratios above 125% to refinance under the program.

Single-family 4Q 2012 credit losses and REO
by region and state
1
Based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio at December 31, 2012.
2
UPB amounts exclude Other Guarantee Transactions with ending balances of $553 million since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
3
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.
4
Based on the UPB of loans at the time of REO acquisition.
5
Consist of the aggregate amount of charge-offs, net of recoveries, and REO operations expense for 4Q 2012.
6
Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS,
NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).
($ Billions) % of Total
UPB
2
($ Millions) % of Total
Serious
Delinquency
Rate
3
(%)
4Q 2012
Acquisitions
($ Millions)
REO
Inventory
($ Millions)
% of Total
Inventory ($ Millions) % of Total
Region
6
1 West $456 28% $14,961 24% 2.79% $667 $1,402 19% $958 40%
2 Northeast 420 25 18,926 30 3.77% 283 944 12 219 9
3 North Central 293 18 8,402 14 2.52% 766 2,839 37 521 22
4 Southeast 277 17 16,703 27 4.97% 786 1,693 22 610 25
5 Southwest 192 12 3,270 5 1.69% 293 755 10 88 4
6 Total $1,638 100% $62,262 100% 3.25% $2,795 $7,633 100% $2,396 100%
State
7 California $264 16% $7,325 12% 2.34% $340 $725 10% $572 24%
8 Florida 95 6 11,968 19 9.87% 385 785 10 433 18
9 Illinois 83 5 4,095 7 4.08% 254 1,005 13 237 10
10 Ohio 46 3 1,244 2 2.73% 118 335 4 76 3
11 Michigan 47 3 916 1 1.88% 150 683 9 97 4
12 Arizona 40 2 1,170 2 2.45% 129 216 3 154 7
13 Nevada 17 1 1,782 3 8.14% 29 57 1 126 5
14 All other 1,046 64 33,762 54 2.77% 1,390 3,827 50 701 29
15 Total  $1,638 100% $62,262 100% 3.25% $2,795 $7,633 100% $2,396 100%
Total Portfolio UPB
1
Credit Losses
5
REO Acquisitions & Balance
4
Seriously Delinquent Loans

Single-family credit guarantee portfolio characteristics
1
1
Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio.  Approximately $1 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
2
For a description of Alt-A, see the “Glossary” in the company’s Annual Report on Form 10-K for the year ended December 31, 2012.
3
Beginning September 1, 2010, the company fully discontinued purchases of interest-only loans.
4
Represents the FICO score of the borrower at loan origination. The company estimates that less than 1% of loans within the portfolio are missing origination FICO scores and as such are excluded.
5
Indicates year of loan origination. Calculated based on the loans remaining in the portfolio as of December 31, 2012, rather than all loans originally guaranteed by the company and originated in the respective year.  Each Book Year category represents the percentage of loans referenced in line 1 of the same vertical column.
6
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.
Note: Individual categories are not mutually exclusive, and therefore are not additive across columns.
Option FICO FICO
Original
LTV
FICO < 620 &
Original
Attribute
Alt-A²
Interest-only
3
ARM < 620
4
620 - 659
4
> 90% LTV > 90%
4
1 UPB $ Billions $1,638 $74 $50 $7 $51 $104 $219 $12
2 Percent of Total Portfolio 100% 5% 3% 0% 3% 6% 13% 1%
3 Average UPB per loan $150,749 $154,561 $233,540 $205,933 $125,942 $132,676 $164,443 $131,181
4 Fixed Rate (% of total portfolio) 93% 64% 23% 0% 94% 93% 98% 97%
5 Owner Occupied 90% 82% 82% 76% 95% 94% 93% 97%
6 Original Loan-to-Value (OLTV) 74% 73% 74% 71% 80% 79% 105% 103%
7 OLTV > 90% 13% 4% 3% 2% 24% 21% 100% 100%
8 Current Loan-to-Value (CLTV) 75% 100% 110% 105% 89% 87% 104% 107%
9 CLTV > 90% 24% 59% 73% 64% 46% 42% 78% 76%
10 CLTV > 100% 15% 47% 60% 52% 33% 30% 47% 56%
11 CLTV > 110% 10% 37% 46% 40% 23% 21% 30% 38%
12 Average FICO Score
4
737 714 718 711 586 642 722 584
13 FICO < 620
4
3% 5% 3% 4% 100% 0% 6% 100%
Book Year
5
14 2012 22% 0% 0% 0% 9% 9% 36% 22%
15 2011 14% 0% 0% 0% 5% 6% 14% 8%
16 2010 15% 0% 1% 0% 5% 6% 14% 7%
17 2009 12% 0% 1% 0% 4% 5% 7% 4%
18 2008 6% 7% 10% 0% 7% 7% 4% 4%
19 2007 7% 30% 37% 2% 22% 18% 9% 22%
20 2006 5% 27% 28% 11% 12% 12% 3% 7%
21 2005 6% 20% 19% 58% 11% 12% 3% 5%
22 2004 and prior 13% 16% 4% 29% 25% 25% 10% 21%
23 % of Loans with Credit Enhancement 13% 13% 10% 16% 25% 22% 52% 65%
24 % Seriously Delinquent
6
3.25% 11.37% 16.27% 16.31% 12.21% 8.99% 4.83% 12.71%
Total Portfolio
as of
December 31, 2012

Single-family credit profile by book year and product
feature
1
1
Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio.  Approximately $1 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
2
Indicates year of loan origination. Calculated based on the loans remaining in the portfolio as of December 31, 2012, rather than all loans originally guaranteed by the company and originated in the respective year.
3
Represents the average of the borrowers’ FICO scores at origination. The company estimates that less than 1% of loans within the portfolio are missing FICO scores and as such are excluded.
4
Beginning September 1, 2010, the company fully discontinued purchases of interest-only loans.
5
States presented are those with the highest percentage of credit losses during the three months ended December 31, 2012.
6
Attribute
2012 2011 2010 2009 2008 2007 2006 2005
2004 and
prior
1 UPB $ Billions $1,638 $364 $226 $237 $205 $79 $119 $89 $101 $218
2 Original Loan-to-Value (OLTV) 74% 78% 72% 72% 70% 74% 77% 75% 73% 72%
3 OLTV > 90% 13% 22% 14% 12% 8% 10% 16% 9% 7% 10%
4 Current Loan-to-Value (CLTV) 75% 76% 67% 68% 69% 88% 107% 104% 89% 56%
5 CLTV > 100% 15% 13% 4% 4% 4% 28% 55% 50% 32% 6%
6 CLTV > 110% 10% 9% 2% 1% 1% 16% 42% 38% 22% 3%
7 Average FICO Score
3
737 755 753 751 750 719 700 705 712 715
8 FICO < 620
3
3% 1% 1% 1% 1% 5% 9% 7% 6% 6%
9 Adjustable-rate 7% 4% 7% 4% 1% 7% 11% 17% 19% 10%
10 Interest-only
4
3% 0% 0% 0% 0% 7% 16% 16% 10% 1%
11 Investor 5% 5% 5% 4% 3% 8% 7% 6% 5% 5%
12 Condo 8% 6% 6% 6% 7% 11% 12% 12% 11% 8%
Geography
5
13 California 16% 21% 17% 16% 13% 16% 16% 15% 15% 12%
14 Florida 6% 4% 3% 3% 4% 7% 11% 12% 11% 8%
15 Illinois 5% 5% 5% 5% 5% 5% 5% 5% 5% 5%
16 Michigan 3% 3% 2% 2% 2% 2% 2% 3% 3% 5%
17 Ohio 3% 3% 3% 3% 2% 2% 2% 2% 3% 4%
18 Arizona 2% 3% 2% 2% 2% 3% 3% 4% 4% 2%
19 Nevada 1% 1% 1% 1% 1% 2% 2% 2% 2% 1%
20 All other 64% 60% 67% 68% 71% 63% 59% 57% 57% 63%
21 % of Loans with Credit Enhancement 13% 13% 10% 8% 8% 26% 26% 15% 13% 12%
22 % Seriously Delinquent
6
3.25% 0.05% 0.26% 0.53% 0.88% 6.80% 12.37% 11.37% 7.20% 3.20%
Total Portfolio
as of
December 31, 2012
Book Year
2
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.

Single-family cumulative foreclosure transfer and
short sale rates
1
by book year
1
Rates are calculated for each year of origination as the number of loans that have proceeded to foreclosure transfer or short sale and resulted in a credit loss, excluding any subsequent recoveries, divided by the number of loans originated in that year that were acquired in the company’s single-family credit guarantee portfolio. Includes Other Guarantee
Transactions where loan characteristic data is available.
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.50%
6.50%
7.00%
7.50%
8.00%
8.50%
9.00%
9.50%
10.00%
10.50%
5.00%
6.00%
Yr1 Yr1 Yr2 Yr2 Yr3 Yr3 Yr4 Yr4 Yr5 Yr5 Yr6 Yr6 Yr7 Yr7 Yr8 Yr8 Yr9 Yr9 Yr10 Yr10 Yr11 Yr11
Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1
Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3
2007
2006
2005
2004
2002
2003
2008
2009
2010
2011
Quarter Post Origination
2012

Total Multifamily (MF) Portfolio
Multifamily portfolio composition
0
20
40
60
80
100
120
140
160
180
200
12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012
MF loan portfolio MF investment securities portfolio MF guarantee portfolio
UPB
$ Billions
$135
$154
$164
$169
$177
$180

Multifamily 2012 New Business Volume by State
1
(%)
31
1
Based on the unpaid principal balance (UPB) of the multifamily loan purchases and issuance of other guarantee commitments.
MF New Business Volume $28.8B
> 5%
> 3% - 5%
< 1%
> 1% - 3%
AK
0.0%
AR
0.2%
AZ
2.1%
CO
4.0%
HI
0.2%
IA
0.2%
ID
0.1%
IL
1.8%
IN
0.4%
KS
0.9%
LA
0.5%
MI
0.8%
MN
1.5%
MO
1.4%
MT
0.0%
ND
0.1%
NE
0.4%
NM
0.4%
NV
1.5%
OK
0.5%
OR
0.7%
SD
0.0%
UT
0.5%
VT
0.0%
WA
3.9%
WI
0.7%
WY
0.0%
AL
0.7%
CT
0.4%
DC
0.3%
DE
0.3%
FL
8.9%
GA
3.8%
KY
0.4%
MD
9.1%
ME
0.0%
MS
0.3%
NC
3.1%
NJ
1.5%
NY
7.4%
OH
1.9%
PA
1.8%
RI
0.1%
SC
1.1%
TN
1.8%
TX
13.9%
VA
4.4%
WV
0.2%
NH
0.0%
MA 2.6%
CA
13.2%

Multifamily Mortgage Portfolio UPB Concentration by
State
1
CA
16.5%
32
1   Percentage based on the unpaid principal balance (UPB) of unsecuritized mortgage loans, other guarantee commitments, and collateral underlying both Freddie Mac guaranteed mortgage-related securities and related unguaranteed K Certificates.
2   Consists of the UPB of unsecuritized multifamily loans, other guarantee commitments, and guaranteed Freddie Mac mortgage-related securities.  Excludes the UPB associated with unguaranteed K Certificates.
MF Mortgage Portfolio $127.4B
2
As of December 31, 2012
> 5%
> 2% - 5%
< 1%
> 1% - 2%
AL
0.9%
AK
0.0%
AR
0.3%
AZ
2.2%
CA
16.5%
CO
3.0%
CT
0.9%
DC
0.9%
DE
0.2%
FL
6.6%
GA
4.7%
HI
0.2%
IA
0.3%
ID
0.1%
IL
2.5%
IN
0.6%
KS
0.9%
KY
0.5%
LA
0.8%
MA 2.1%
MD
5.4%
ME
<0.1%
MI
1.0%
MN
1.3%
MO
1.2%
MS
0.4%
MT
<0.1%
NC
2.8%
ND
0.1%
NE
0.5%
NJ
2.5%
NM
0.3%
NV
1.3%
NY
8.4%
OH
1.9%
OK
0.5%
OR
0.7%
PA
2.4%
RI
0.2%
SC
1.0%
SD
0.1%
TN
1.5%
TX
12.5%
UT
0.5%
VA
5.2%
VT
0.0%
WA
3.3%
WI
0.6%
WV
0.1%
WY
<0.1%
NH
0.1%

Multifamily mortgage portfolio by attribute
1
1
Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio.
2
Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure.
3
Based on either: (a) the year of acquisition, for loans recorded on the company’s consolidated balance sheets; or (b) the year that the company issued its guarantee, for the
4
Presents the six states with the highest UPB at December 31, 2012.
Year of Acquisition or Guarantee
3
1 2004 and prior $12.4 0.40% $10.4 0.26% $9.2 0.35%
2 2005 7.2 0.20 6.7 0.56 6.5 0.17
3 2006 10.8 0.25 10.1 0.27 9.5 -
4 2007 19.8 0.74 19.3 0.96 17.8 0.86
5 2008 20.6 0.09 18.0 0.34 16.6 0.30
6 2009 13.8 - 12.8 - 12.2 -
7 2010 12.7 - 12.2 - 12.0 -
8 2011 18.8 - 17.4 - 17.0 -
9 2012 N/A N/A 18.3 - 26.6 -
Total $116.1 0.22% $125.2 0.27% $127.4 0.19%
Maturity Dates
10 2012 $3.0 1.35% $1.6 1.57% N/A N/A
11 2013 5.6 - 3.5 - $3.3 0.90%
12 2014 7.6 0.03 6.9 0.69 5.8 -
13 2015 11.0 0.17 10.3 0.19 9.8 0.53
14 2016 13.5 0.06 13.6 0.01 13.0 0.05
15 Beyond 2016 75.4 0.25 89.3 0.28 95.5 0.17
Total $116.1 0.22% $125.2 0.27% $127.4 0.19%
Geography
4
16 California $20.2 0.02% $21.3 0.24% $21.1 0.12%
17 Texas 14.0 0.46 15.5 0.46 15.9 0.13
18 New York 9.6 - 10.2 0.09 10.7 0.09
19 Florida 7.1 0.05 8.2 0.04 8.4 0.12
20 Maryland 5.7 - 6.5 - 6.9 -
21 Virginia 6.3 - 6.5 - 6.6 -
22 All other states 53.2 0.35 57.0 0.36 57.8 0.32
Total $116.1 0.22% $125.2 0.27% $127.4 0.19%
UPB
($ Billions)
December 31, 2012
UPB
($ Billions)
Delinquency
Rate
2
(%)
September 30, 2012
Delinquency
Rate
2
(%)
December 31, 2011
Delinquency
Rate
2
(%)
UPB
($ Billions)
remaining loans in its multifamily mortgage portfolio.

Multifamily mortgage portfolio by attribute, continued
1
1
Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio.
2
Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure.
3
Current Loan Size
1 > $25M $42.8 0.06% $46.3 0.12% $48.5 0.06%
2 > $5M & <= $25M 64.0 0.31 69.6 0.36 70.0 0.26
3 > $3M & <= $5M 5.7 0.35 5.9 0.35 5.7 0.22
4 > $750K & <= $3M 3.3 0.26 3.2 0.40 3.0 0.65
5 <= $750K 0.3 0.13 0.2 0.62 0.2 0.37
6 Total $116.1 0.22% $125.2 0.27% $127.4 0.19%
Legal Structure
7 Unsecuritized Loans $82.3 0.10% $80.3 0.16% $76.6 0.08%
8 Freddie Mac mortgage-related securities 24.2 0.64 35.4 0.49 41.4 0.41
9 Other guarantee commitments 9.6 0.18 9.5 0.40 9.4 0.13
10 Total $116.1 0.22% $125.2 0.27% $127.4 0.19%
Credit Enhancement
11 Credit Enhanced $31.6 0.52% $42.7 0.45% $47.8 0.36%
12 Non-Credit Enhanced 84.5 0.11 82.5 0.18 79.6 0.10
13 Total $116.1 0.22% $125.2 0.27% $127.4 0.19%
Other
14 Original LTV > 80% $6.4 2.34% $6.2 2.75% $5.8 2.31%
15 Original DSCR below 1.10 $2.8 2.58% $2.7 3.18% $2.3 2.97%
December 31, 2012
UPB
($ Billions)
Delinquency
Rate
2
(%)
September 30, 2012
Delinquency
Rate
2
(%)
December 31, 2011
Delinquency
Rate
2
(%)
UPB
($ Billions)
UPB
($ Billions)
DSCR – Debt Service Coverage Ratio – is an indicator of future credit performance for multifamily loans. DSCR estimates a multifamily borrower’s ability to service its mortgage obligation using the secured property’s cash flow, after deducting non-mortgage expenses from income. The higher the DSCR, the more likely a multifamily borrower will be able to continue servicing its mortgage obligation.
3

0.00
2.00
4.00
6.00
8.00
10.00
12.00
14.00
3Q 2008 1Q 2009 3Q 2009 1Q 2010 3Q 2010 1Q 2011 3Q 2011 1Q 2012 3Q 2012
Freddie Mac (60+ day)
FDIC Insured Institutions (90+ day)
MF CMBS Market (60+ day)
ACLI Investment Bulletin (60+ day)
0.02%
Multifamily market and Freddie Mac delinquency rates
Percent
35
9.65%
1.84%
0.27%
1

See “MD&A – RISK MANAGEMENT – Credit Risk – Mortgage Credit Risk – Multifamily Mortgage Credit Risk ” in Freddie Mac’s Form 10-K for the year ended December 31,
2012, for information about the company’s reported multifamily delinquency rate.  The multifamily delinquency rate at December 31, 2012 was 0.19%.
Source: Freddie Mac, FDIC Quarterly Banking Profile, TREPP (CMBS multifamily 60+ delinquency rate, excluding REOs), American Council of Life Insurers (ACLI).
Non-Freddie Mac data is not yet available for the fourth quarter of 2012.
1

Safe Harbor Statements
Freddie Mac obligations
Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie
Mac.
No offer or solicitation of securities
This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances.
Forward-looking statements
Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its efforts under the MHA Program, the servicing alignment initiative and other programs to assist the U.S. residential mortgage market, future business plans, liquidity, capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments, implementation of new accounting guidance, credit losses, internal control remediation efforts, and results of operations and financial condition on a GAAP, Segment Earnings and fair value basis.  Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control.  Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage-to-debt option-adjusted spread, credit outlook, actions by FHFA, Treasury, the Federal Reserve, the SEC, HUD, other federal agencies, the Administration and Congress, and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations.  These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2012, which is available on the Investor Relations page of the company’s Web site at
www.FreddieMac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-
looking statements it makes to reflect events or circumstances after the date of this presentation.